KNOWLES CORPORATION ADDENDUM TO STOCK OPTION AGREEMENT AND RESTRICTED STOCK UNIT AWARD AGREEMENT FOR NON-US EMPLOYEES This Addendum includes additional terms and conditions that govern your award (or awards) under the Plan Stock Options as provided under the Stock Option Agreement and Restricted Stock Units ("RSUs") and as provided under the Restricted Stock Unit Agreement. Stock Option Awards and RSU Awards are collectively referred to herein as "awards" and the related award agreements under which the awards are made are collectively referred to herein as the "award agreements." References contained herein to the aforementioned forms of award do not signify that you have been granted any particular form of award, nor should these references be construed as a promise to grant you awards of any type in the future. The applicable award agreement, together with this Addendum, and the Plan are the terms and conditions of your award. To the extent that this Addendum amends, deletes or supplements any terms of the applicable award agreement or Plan, this Addendum shall control. Certain capitalized terms used but not defined in this Addendum have the meanings set forth in the Plan and/or the applicable award agreement. Section I of this Addendum includes special terms and conditions that govern awards outside of the United States. Section II of this Addendum includes special terms and conditions that govern awards in specific countries listed therein. This Addendum also includes information regarding exchange controls, taxation of awards and certain other issues of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control, tax and other laws concerning the awards in effect as of April 2016. Such laws are often complex and change frequently; the information may be out of date at the time you exercise your Stock Option awards (if any have been granted to you), vest in any award granted to you, or sell any shares of Common Stock ("shares") of Knowles Corporation ("Knowles") that you may have acquired under the Plan. As a result, Knowles strongly recommends that you not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan. In addition, this Addendum is general in nature, does not discuss all of the various laws, rules and regulations which may apply to your particular situation and Knowles does not assure you of any particular result. Accordingly, you are strongly advised to seek appropriate professional advice as to how the relevant laws in your country apply to your specific situation. If you currently reside in a country but are considered a citizen or resident of another country for purposes of the country in which you reside, if you change your country of citizenship or residence during the term of your award, the information contained in this Addendum may not be applicable or the provisions with respect to more than one country may apply. I. General Terms and Conditions – All Participants Located Outside of the United States 1. Nature of Grant. In accepting the award, you acknowledge and agree that: (a) Your participation in the Plan is voluntary and the award is voluntary and occasional and does not create any contractual or other right to receive future awards, or benefits in lieu of awards even if awards have been awarded repeatedly in the past; (b) All decisions with respect to future awards, if any, shall be at the sole discretion of Knowles; (c) The award and the shares acquired under the Plan are extraordinary items that (i) do not constitute compensation of any kind for services of any kind rendered to Knowles or an affiliate, and (ii) are outside the scope of your employment or service contract, if any;

(d) The award, and the shares acquired under the Plan, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy or end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments, and in no event should be considered as compensation for, or relating in any way to, past services for Knowles or any affiliate; (e) The award and your participation in the Plan shall not be interpreted to form an employment or service contract with Knowles or any affiliate; (f) The future value of the underlying the shares is unknown and cannot be predicted with certainty; (g) The value of the shares acquired under the Plan may increase or decrease in value and the value at any time cannot be predicted with any certainty; you may find additional information regarding Knowles, the shares, and the risks related to an investment therein, in Knowles’s filings with the United States Securities and Exchange Commission (the “SEC”), copies of which are available free of charge on the Investor Relations page of the Knowles website (http://investor.knowles.com/phoenix.zhtml?c=252194&p=irol-sec); (h) In consideration of your award, no claim or entitlement to compensation or damages shall arise from termination of the award or from any diminution in value of the award (or shares acquired under the Plan) resulting from termination of your employment or continuous service by Knowles or any affiliate (for any reason whatsoever and whether or not in breach of applicable labor laws) and in consideration of the grant of the award, you irrevocably release Knowles and any affiliate from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, you shall be deemed irrevocably to have waived your entitlement to pursue or seek remedy for any such claim; (i) Except as may be determined by the Committee and except as otherwise provided in Section 37 of the Plan, in the event of the termination of your employment (whether or not in breach of local labor laws), your right to receive awards and to continue to vest in your award will terminate effective as of the date you are no longer actively employed by Knowles or an affiliate and will not be extended by any notice period mandated under local law. Furthermore, in the event of termination of employment (whether or not in breach of local labor laws), the Committee shall have the exclusive discretion to determine when you are no longer actively employed for purposes of your award; (j) The award and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over or transfer of liability of Knowles or any affiliate; (k) Knowles is not providing any tax, legal or financial advice, nor is Knowles making any recommendations regarding your participation in the Plan or your acquisition or sale of the underlying shares, if any; (l) You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan; (m) All determinations with respect to any future awards under the Plan, including, but not limited to, the times when awards may be granted, the form of such awards and all terms thereof, will be at the sole discretion of Knowles; (n) By accepting this award you understand that you have no claim or entitlement to compensation or damages arises from the expiration, termination or forfeiture of the award or any portion thereof, nor from any diminution in value of the award or the shares; you irrevocably release Knowles and its affiliates, including your employer (if any) from any such claim; you acknowledge that you have no right to bring a claim or to receive damages in connection with the loss of any potential profit in the award and/or shares issuable in connection with the award; such a claim will not constitute an element of damages in the event of a the termination of your employment or other service to Knowles or any affiliate for any reason, even if the termination is in violation of an obligation of Knowles or an affiliate, to you; (o) You shall bear any and all risk associated with the exchange of currency and the fluctuation of currency exchange rates in connection with the award and the shares, including, without limitation, the exercise of any Stock Options and the sale of any shares acquired in connection with the award (“Currency Exchange Risk”), and you further agree that you hereby waive and release Knowles and any and all affiliates from any claims arising out of Currency Exchange Risk; (p) You agree that it is your responsibility to comply, and that you shall comply, with any and all exchange control requirements applicable to the award, including the exercise of any Stock Options or the sale of any shares acquired in connection with the Plan and any resulting funds including, without limitation, reporting or repatriation requirements; and

(o) You acknowledge and understand that the laws of the country in which you are working at the time of grant of the award, vesting or lapse of restrictions applicable to the award and/or the subsequent sale of shares acquired pursuant to the Plan may subject to additional procedural or regulatory requirements (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters); you are solely responsible for compliance with such legal or regulatory requirements relating to your receipt or holding of the award in your country and the ownership and possible sale of any shares issued to you under the Plan. 2. Tax Withholding You acknowledge that, regardless of any action Knowles or (if different) your employer takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related withholding (the “Tax-Related Items”), the ultimate liability for all Tax-Related Items legally due by you or deemed applicable by Knowles and/or your employer in their discretion to be an appropriate charge to you, is and remains your responsibility and may exceed the amount actually withheld by Knowles or your employer. You further acknowledge and agree that Knowles and/or your employer may, if Knowles and/or your employer so determine, offset any employer tax liabilities deemed applicable to you by reducing the shares deliverable to you under the Plan. You further acknowledge that Knowles and/or your employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the award, including the grant, vesting or settlement of the award, the exercise of Stock Options (as applicable), or the subsequent sale of any shares acquired under the Plan and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the award or any aspect of the award to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you have become subject to Tax-Related Items in more than one jurisdiction between the grant date and the date of any relevant taxable event, you acknowledge that Knowles and/or your employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Knowles will not issue any shares or cash payable in connection with any award under the Plan until you satisfy the tax withholding obligation with respect to awards under the Plan. You acknowledge that, without notice, Knowles has the right to retain without notice from shares or cash issued under the award, other awards under the Plan, or from salary or other amounts payable to you, shares or cash having a value sufficient to satisfy the tax withholding obligation. To avoid negative accounting treatment, Knowles may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the tax withholding obligation is satisfied by withholding in shares, for tax purposes, you shall be deemed to have been issued the full number of shares subject to the vested Stock Options and RSUs, as applicable, notwithstanding that a number of shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of your participation in the Plan. 3. Data Privacy You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your Data (as defined below) by and among, as necessary and applicable, the employer, Knowles and its affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that Knowles and the employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, and job title, any share ownership or directorships held in Knowles, and details of the awards or other entitlement to shares awarded, canceled, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including the Company’s current broker for the Plan, Merrill Lynch and Plan administrator, Stock & Option Solutions, together with their affiliates, and any successors thereto, that these recipients may be located in your country or elsewhere, including outside the European Economic Area, and that the recipients’ country may have different data privacy laws and protections than your country. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any shares acquired under the Plan. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You understand that you are providing the consent herein on a voluntary basis and that refusing to give your consent or revoking your consent will not adversely affect your employment status, service or career with the employer. You understand, however refusing or withdrawing your consent may result in Knowles refraining from granting you awards in the future. Further, you understand that refusing or withdrawing such consent may affect your ability to participate in the Plan and to receive the benefits of your award. In addition, you understand that Knowles and its affiliates have separately implemented procedures for the handling of Data, which permits Knowles to use the Data in the manner set forth above notwithstanding your withdrawal of such consent. You understand that Data shall be held as long as is reasonably necessary to implement, administer and manage your participation in the Plan, and you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing such consent may affect your ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative. 4. Language. By accepting the award, you confirm (a) having read and understood the documents relating to the Plan and the award, including, without limitation, this Addendum and the award agreement, which were provided to you in English, and (b) that you have agreed to waive any requirement for Knowles to provide these documents in any other language. If you have received this Addendum or any other document, including any website or electronic communication related to the award related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. 5. Governing Law and Forum. This Section supplements Section 54 of the Plan. You and Knowles agree that all rights under the award agreement and this Addendum shall be construed with and governed by the laws of the State of Illinois and that all claims arising hereunder shall be heard or determined in any state or federal court sitting in Illinois, and you and Knowles agree to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law. 6. Imposition of Other Requirements. Knowles reserves the right to impose other requirements on your participation in the Plan, on the awards and on any shares acquired under the Plan, to the extent Knowles determines it is necessary or advisable to comply with local law or facilitate the administration of the Plan, and to require you to sign any agreements or undertakings that may be necessary to accomplish the foregoing. 7. Securities Law Notice (Applicable to Stock Options and RSUs). The awards have not been authorized or approved by any applicable securities authorities and may have been offered pursuant to an exemption from registration in your local jurisdiction. Similarly, no prospectus or similar offering or registration document has been prepared, authorized or approved by any applicable securities authorities in your jurisdiction. The grant of awards is being made only to employees of Knowles or its affiliates and does not constitute and is not intended to be an offering to the public. For this reason, you must keep the award agreement and this Addendum confidential and you may not distribute or otherwise make public any award documentation without the prior consent of Knowles. Moreover, you may not reproduce (in whole or in part) any award documentation you receive. In addition, the shares you acquire under the Plan may be subject to applicable restrictions on resale in your local jurisdiction. You are encouraged to consult your advisors to ascertain whether any restrictions or obligations apply to you. You acknowledge that a waiver by Knowles of the breach of any provision of the award agreement governing your award or awards and this Addendum shall not operate or be construed as a waiver of any other provision of the applicable award agreement or this Addendum, or of any subsequent breach by you. 8. Electronic Delivery and Acceptance. Knowles may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by Knowles or a third party designated by Knowles. II. Country-Specific Terms and Conditions and Notifications 1. China Exchange Control Notice Applicable to Participants who are PRC Nationals subject to SAFE Regulation The Company reserves the right to impose such requirements and procedures in connection with the holding of shares and repatriation of share proceeds to China, including, but not limited to, the requirements and procedures set forth herein. The Company may, in its discretion, adopt such other procedures with regard to settlement of awards as it deems appropriate. Until otherwise determined by the Company, in its sole discretion, you understand and agree that, upon exercise of your Stock Options, you shall immediately dispose of all of the shares that you acquire in connection therewith. You understand and agree that upon vesting of your RSUs, as applicable, the underlying shares may be sold immediately or, at the Company’s discretion, at a later time. You further agree that the Company is authorized to designate a broker to assist with the mandatory sale of such shares (on your behalf pursuant to this authorization), and you expressly authorize such broker to complete the sale of such shares. You acknowledge that the designated broker will be under no obligation to arrange for the sale of the shares at any particular price. Upon the sale of the shares, the Company agrees to pay the cash proceeds from the sale, less any brokerage fees or commissions, to you in accordance with applicable exchange control laws and regulations and provided any liability for Tax-Related Items resulting from the exercise of Stock Options, and the vesting of RSUs, as applicable, has been satisfied. Due to fluctuations in the share price and/or the U.S. Dollar exchange rate between the exercise date (in the case of Stock Options) and the vesting date (in the case of RSUs), and, if later, the date on which the shares are sold, the sale proceeds may be more or less than the market value of the shares on the vesting date. You understand and agree that the Company is not responsible for the amount of any loss you may incur and that the company assumes no liability for any fluctuations in the share price and/or U.S. Dollar exchange rate. You understand and agree that, due to exchange control laws in China, you will be required to immediately repatriate to China the cash proceeds from the sale of any shares acquired under the Plan and any dividends received in relation to the shares. You further understand that, under local law, such repatriation of the cash proceeds must be effectuated through a SAFE-approved special exchange control account, and you hereby consent and agree that the proceeds from the sale of shares acquired under the Plan and any dividends received in relation to the shares may be transferred to such special account prior to being delivered to you. The proceeds may be paid to you in U.S. Dollars or local currency at the Company’s discretion. In the event the proceeds are paid to you in U.S. Dollars, you understand that you will be required to set up a U.S. Dollar bank account in China and provide the bank account details to the employer and/or the Company so that the proceeds may be deposited into this account. In addition, you understand and agree that you will be responsible for converting the proceeds into Renminbi Yuan at your expense. If the proceeds are paid to you in local currency, you agree to bear any currency fluctuation risk between the time the shares are sold or dividends are paid and the time the proceeds are distributed to you through any such special account. You agree to bear any currency fluctuation risk between the time the shares are sold or dividends are received and the time the proceeds are distributed through any such special exchange account. Exchange Control Notice Applicable to Participants in the PRC (Applicable to Stock Options and RSUs) You understand that exchange control restrictions may limit your ability to access and/or convert funds received under the Plan, particularly if these amounts exceed US$50,000. You should confirm the procedures and requirements for withdrawals and conversions of foreign currency with your local bank prior to exercise (in the case of Stock Options) and RSU vesting, as applicable. You agree to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in the Peoples’ Republic of China. Foreign Asset/Account Reporting Information Effective from January 1, 2014, PRC residents are required to report to SAFE details of their foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents, either directly or through financial institutions. Under these new rules, you may be subject to reporting obligations for the shares or awards, including Stock Options and RSUs, acquired under the Plan and Plan-related transactions. It is the your responsibility to comply with this reporting obligation and you should consult your personal tax advisor in this regard. 2. Denmark Labor Law Acknowledgment This provision supplements Section I(1) of this Addendum: By accepting the award, you acknowledge that you understand and agree that the award relates to future services to be performed and is not a bonus or compensation for past services. Termination Due to Death Notwithstanding anything to the contrary in the Plan, the award agreement, or this Addendum, in the event of your death, all RSUs held by you shall be immediately forfeited upon the date of your death. Stock Option Act

You acknowledge that you received an Employer Statement 1in Danish which sets forth the terms of the your award. Foreign Bank Account Reporting If you establish an account holding shares of stock or an account holding cash outside Denmark, you must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.) Exchange Control and Tax Reporting Notification You may hold shares acquired under the Plan in a safety-deposit account (e.g., a brokerage account) with either a Danish bank or with an approved foreign broker or bank. If the shares are held with a non-Danish broker or bank, you are required to inform the Danish Tax Administration about the safety-deposit account. For this purpose, you must file a Declaration V (Erklaering V) with the Danish Tax Administration. Both you and the bank/broker must sign the Declaration V. By signing the Declaration V, the bank/broker undertakes an obligation, without further request each year not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the safety-deposit account. In the event that the applicable broker or bank with which the safety-deposit account is held does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, you acknowledge that you are solely responsible for providing certain details regarding the foreign brokerage or bank account and any shares acquired at vesting or exercise, as applicable, and held in such account to the Danish Tax Administration as part of your annual income tax return. By signing the Form V, you at the same time authorize the Danish Tax Administration to examine the account. A sample of the Declaration V can be found at the following website: www.skat.dk/getFile.aspx?Id=47392. In addition, when you open a deposit account or a brokerage account for the purpose of holding cash outside of Denmark, the bank or brokerage account, as applicable, will be treated as a deposit account because cash can be held in the account. Therefore, you must also file a Declaration K (Erklaering K) with the Danish Tax Administration. Both you and the bank/broker must sign the Declaration K. By signing the Declaration K, the bank/broker undertakes an obligation, without further request each year, not later than on February 1 of the year following the calendar year to which the information relates, to forward certain information to the Danish Tax Administration concerning the content of the deposit account. In the event that the applicable financial institution (broker or bank) with which the account is held, does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, you acknowledge that you are solely responsible for providing certain details regarding the foreign brokerage or bank account to the Danish Tax Administration as part of your annual income tax return. By signing the Declaration K, you at the same time authorize the Danish Tax Administration to examine the account. A sample of Declaration K can be found at the following website: www.skat.dk/getFile.aspx?Id=42409&newwindow=true. 3. Germany Exchange Control Notification Cross-border payments in excess of €12,500 in connection with the purchase or sale of Option Shares under the Plan, must be reported electronically to the German Federal Bank (Bundesbank). The online filing portal can be accessed at www.bundesbank.de. No report is required for payments less than €12,500. 4. India Foreign Assets Reporting Information You must declare foreign bank accounts and any foreign financial assets (including shares subject to the awards held outside India) in your annual tax return. It is your responsibility to comply with this reporting obligation and you should consult with your personal tax advisor in this regard. Exchange Control Information You must repatriate any proceeds from the sale of shares acquired under the Plan or the receipt of any dividends to India within 90 days of receipt. You must obtain a foreign inward remittance certificate (“FIRC”) from the bank where you deposit the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or your employer requests proof of repatriation. 5. Korea Exchange Control Information To remit funds out of Korea to settle the awards by a cash-settlement method, you must obtain a confirmation of the remittance by a foreign exchange bank in Korea. This is an automatic procedure, (i.e., the bank does not need to approve the remittance and the process should not take more than a single day). You likely will need to present the bank processing the transaction supporting documentation evidencing the nature of the remittance. If you realize US $500,000 or more from the sale of shares, Korean exchange control laws require you to repatriate the proceeds to Korea within 18 months of the sale. 6. Malaysia Director Notification Obligation If you are a director of a Malaysian Affiliate, you are subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Affiliate in writing when you receive or dispose of an interest (e.g., an award under the Plan or shares) in the Company or any related company. Such notifications must be made within 14 days of receiving or disposing of any interest in the Company or any related company. Insider-Trading Information You should be aware of the Malaysian insider-trading rules, which may impact your acquisition or disposal of shares or rights to shares under the Plan. Under the Malaysian insider-trading rules, you are prohibited from acquiring or selling shares or rights to shares (e.g., an award under the Plan) when you are in possession of information which is not generally available and which you know or should know will have a material effect on the price of shares once such information is generally available. 7. The Philippines Securities Law Information THE SECURITIES BEING OFFERED OR SOLD PURSUANT TO THE AGREEMENT HAVE NOT BEEN REGISTERED WITH THE PHILIPPINES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES REGULATION CODE. ANY FUTURE OFFER OR SALE OF THE SECURITIES IS SUBJECT TO THE REGISTRATION REQUIREMENTS UNDER THE CODE UNLESS SUCH OFFER OR SALE QUALIFIES AS AN EXEMPT TRANSACTION. 8. Singapore Securities Law Information The award is being made in reliance of section 273(1)(f) of the Securities and Futures Act (Cap. 289) (“SFA”) for which it is exempt from the prospectus and registration requirements under the SFA. Director Notification Obligation If you are a director, associate director or shadow director of a Singapore subsidiary or affiliate of Knowles, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify Knowles’s relevant Singapore subsidiary or affiliate in writing when you receive an interest (e.g., an award or shares) in Knowles or any parent, subsidiary or affiliate. In addition, you must notify the relevant Singapore subsidiary or affiliate when you sell shares or shares of any relevant parent, subsidiary or affiliate (including when you sell shares issued upon vesting and settlement of the awards). These notifications must be made within two days of acquiring or disposing of any interest in Knowles or any parent, subsidiary or affiliate. In addition, a notification of your interests in Knowles or any parent, subsidiary or affiliate must be made within two days of becoming a director. 9. Taiwan

You understand that the offer of the award has not been and will not be registered with or approved by the Financial Supervisory Commission of the Republic of China pursuant to relevant securities laws and regulations and the award and the shares may not be offered or sold within the Republic of China through a public offering or in circumstances which constitute an offer within the meaning of the Securities and Exchange Law of the Republic of China that requires a registration or approval of the Financial Supervisory Commission of the Republic of China. You acknowledge and agree that you may be required to do certain acts and/or execute certain documents in connection with the grant of the award, the vesting of the award, exercise of the Stock Options and the disposition of the resulting shares, including but not limited to obtaining foreign exchange approval for remittance of funds and other governmental approvals within the Republic of China. You shall pay your own costs and expenses with respect to any event concerning a holder of the award, or shares received upon the vesting thereof. Exchange Control Information If you are a Taiwan resident (those who are over 20 years of age and holding a Republic of China citizen’s ID Card, Taiwan Resident Certificate or an Alien Resident Certificate that is valid for a period no less than one year), you may acquire and remit foreign currency (including proceeds from the sale of shares) into and out of Taiwan up to US$5,000,000 per year. If the transaction amount is TWD$500,000 or more in a single transaction, you must submit a foreign exchange transaction form and also provide supporting documentation to the satisfaction of the remitting bank. If the transaction amount is US$500,000 or more, you may be required to provide additional supporting documentation (including the contracts for such transaction, approval letter, etc.) to the satisfaction of the remitting bank. You acknowledge that you are advised to consult the your personal advisor to ensure compliance with applicable exchange control laws in Taiwan. 10. United Kingdom Responsibility for Taxes The following provision supplements Section I(2) of this Addendum: You shall pay to the Company or your employer any amount of Tax-Related Items that the Company or your employer may be required to account to HM Revenue & Customs (“HMRC”) with respect to the event giving rise to the Tax-Related Items (the “Chargeable Event”) that cannot be satisfied by the means previously described. If payment or withholding of income tax is not made within ninety (90) days after the Chargeable Event, or, if the Chargeable Event occurs on or after April 6, 2014, within 90 days after the end of the UK tax year in which the Chargeable Event occurs or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, (the “Due Date”), you agree that the amount of any uncollected income tax shall (assuming you are not a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended)), constitute a loan owed by you to the employer, effective on the Due Date. You agree that the loan will bear interest at the then-current Official Rate of H M Revenue & Customs (“HMRC”), it shall be immediately due and repayable, and the Company or your actual employer may recover it at any time thereafter by any of the means referred to in Section I(2) of this Addendum. Notwithstanding the foregoing, if you are a director or elected, corporate officer of the Company, you shall not be eligible for a loan from the Company to cover the Tax-Related Items. In the event that you are such a director or officer and Tax-Related Items are not collected from or paid by you by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to you on which additional income tax and national insurance contributions (“NICs”) will be payable. You understand that you will be responsible for reporting any income tax and NICs due on this additional benefit directly to HMRC under the self-assessment regime.